EXECUTION VERSION

THIRD AMENDMENT TO

CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of this 2nd day of July, 2012 by and among American Realty Capital Operating Partnership, L.P., a Delaware limited partnership (“Borrower”), AMERICAN REALTY CAPITAL TRUST, INC., a Maryland corporation and the sole member of the sole general partner of Borrower (“Parent”), and RBS CITIZENS, N.A., a national banking association, as Administrative Agent for the benefit of the Lenders (in such capacity, the “Administrative Agent”), as L/C Issuer and as Swing Line Lender.

WITNESSETH:

WHEREAS, Borrower, Parent, the Administrative Agent and the Lenders are parties to a certain Credit Agreement dated as of August 17, 2011 (together with any modifications and amendments, collectively, the “Credit Agreement”);

WHEREAS, Borrower has requested that the Administrative Agent and the Lenders amend certain terms and conditions of the Credit Agreement and the other Loan Documents; and

WHEREAS, the Administrative Agent and the Required Lenders have agreed to so amend certain terms and conditions of the Credit Agreement, all on the terms and conditions set forth below in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.	Definitions. All capitalized undefined terms used in this Amendment shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby.

2.	Amendments to Credit Agreement. The Credit Agreement is amended as of the Third Amendment Effective Date (as defined below), as follows:

a.	Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Capitalization Rate” in its entirety and substituting the following in lieu thereof:

“Capitalization Rate” means seven and 75/100 percent (7.75%).

b.	Section 1.01 of the Credit Agreement is hereby amended by deleting the parenthetical at the end of the definition of “Incentive Listing Fee Note” and substituting the following in lieu thereof:

“(it being understood and agreed that the draft Incentive Listing Fee Note attached as Exhibit A to the Third Amendment is satisfactory).”

c.	Section 1.01 of the Credit Agreement is hereby amended by deleting the parenthetical at the end of the definition of “Subordination Agreement” and substituting the following in lieu thereof:

“(it being understood and agreed that the draft Subordination Agreement attached as Exhibit B to the Third Amendment is satisfactory).”

d.	Section 1.01 of the Credit Agreement is hereby amended by inserting the following definition in appropriate alphabetical order:

“Third Amendment” means the Third Amendment to Credit Agreement, dated as of July 2, 2012, among Borrower, Parent, the Administrative Agent and the Lenders.

e.	Section 8.07 of the Credit Agreement is hereby amended by deleting clause (h) in its entirety and substituting the following in lieu thereof:

“(h) Parent and Borrower may, and Borrower may make dividends or distributions to Parent to allow Parent to, make payments with respect to the Incentive Listing Fee Note (including the conversion thereof) to the extent Permitted by the Subordination Agreement;”

f.	Section 8.11 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following Section 8.11 in lieu thereof:

“8.11 Incentive Listing Fee Note. The Parent and Borrower shall not, collectively, make cash payments under the Incentive Listing Fee Note in excess of $100,000,000 in the aggregate during the term of the Incentive Listing Fee Note.”

g.	Section 8.13 of the Credit Agreement is hereby amended by inserting the following new clause (e) at the end thereof:

“(e) Any Subsidiary to provide Guarantees to support obligations under the Term Loan Agreement (or any Refinancings (as defined in the Intercreditor Agreement) thereof) unless such Subsidiary shall promptly, and in any event no later than the tenth (10th) day following providing such Guarantee in respect of the Term Loan Agreement, become party to a Subsidiary Guaranty unconditionally guarantying in favor of Administrative Agent and Lenders the full payment and performance of the Obligations.”

h.	Section 8.14(g) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following Section 8.14(g) in lieu thereof:

“(g)     Minimum Tangible Net Worth. Tangible Net Worth of Parent, on a consolidated basis, to be less than the sum of (i) $900,000,000 plus (ii) eighty-five percent (85%) of net cash proceeds of any Equity Issuances received by Parent or Borrower after such fiscal quarter end (other than (x) proceeds received within ninety (90) days after the redemption, retirement or repurchase of ownership or equity interests in Borrower or Parent, up to the amount paid by Borrower or Parent in connection with such redemption, retirement or repurchase, where, for the avoidance of doubt, the net effect is that neither Borrower nor Parent shall have increased its Tangible Net Worth as a result of any such proceeds and (y) proceeds received from any Equity Issuance to the extent such proceeds shall be used solely to make cash payments pursuant to the terms of the Incentive Listing Fee Note subject to the limitation set forth in Section 8.11).”

i.	Schedule 6.13 to the Credit Agreement is deleted in their entirety and replaced with the Schedule 6.13 attached as Exhibit C hereto.

3.	Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the satisfaction of the Administrative Agent (such date, the “Third Amendment Effective Date”):

a.	The Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by each of the parties hereto;

b.	the Administrative Agent shall have received counterparts of the Counterpart to Subsidiary Guaranty, in the form attached as Exhibit D hereto (the “Counterpart to Guaranty”), duly executed and delivered by each of the parties thereto (each Subsidiary executing the Counterpart to Guaranty as an “Additional Guarantor”, an “Additional Guarantor”);

c.	the Administrative Agent shall have received counterparts of the Pledge Amendment, in the form attached as Exhibit E hereto (the “Pledge Amendment”, and together with the Amendment and the Counterpart to Guaranty, the “Amendment Documents”), duly executed and delivered by each of the parties thereto;

d.	the Administrative Agent shall have received such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party party hereto, as Administrative Agent may require; evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with the Third Amendment and the Amendment Documents;

e.	the Administrative Agent shall have received such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Additional Guarantor is duly organized or formed and in good standing in its jurisdiction of formation, except to the extent that failure to do so would not have a Material Adverse Effect;

f.	the Administrative Agent shall have received a favorable opinion of legal counsel to the Additional Guarantors and local counsel to the Additional Guarantors in the jurisdiction of formation of each Additional Guarantor, addressed to the Administrative Agent and each Lender, as to matters concerning due formation and applicable good standing of the Additional Guarantors and the due execution and enforceability of the Amendment Documents;

g.	the Administrative Agent shall have received a duly completed Borrowing Base Report as of the Third Amendment Effective Date, signed by a Responsible Officer of Borrower (the “Third Amendment Effective Date Borrowing Base Certificate”), together with Property Information with respect to each new Borrowing Base Property reflected on the Third Amendment Effective Date Borrowing Base Certificate;

h.	the Administrative Agent shall have received fully executed copies of the amendment to the Term Loan Agreement dated as of the Third Amendment Effective Date, together with the other documents executed in connection therewith; and

i.	the Administrative Agent shall have received evidence that all insurance required to be maintained pursuant to the Loan Documents has been obtained and is in effect, including, without limitation, with respect to the Additional Guarantors.

4.	Representations and Warranties. The representations and warranties of Borrower and each other Loan Party, including without limitation, the Additional Guarantors, contained in Article VI of the Credit Agreement or any other Loan Document are true and correct in all material respects (except to the extent that any such representation and warranty is qualified as to “materiality,” “Material Adverse Effect” or similar language, in which case it shall be true and correct in all respects (after giving effect to any such qualification)) on and as of the Third Amendment Effective Date; provided, if any such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects (except to the extent that any such representation and warranty is qualified as to “materiality,” “Material Adverse Effect” or similar language, in which case it shall be true and correct in all respects (after giving effect to any such qualification)) as of such earlier date.

5.	Further Assurances and Post-Closing Condition.

a.	The Loan Parties and the Additional Guarantors shall take any and all such actions and execute any and all such instruments and agreements as the Bank shall reasonably request for the purpose of effectuating the Amendment Documents. Prior to or contemporaneously with the execution of the Incentive Listing Fee Note, Borrower will cause AR Capital to deliver an executed counterpart to the Subordination Agreement to the Administrative Agent.

b.	On or before July 31, 2012, (or such later date as the Administrative Agent may determine in its sole discretion), the Borrower shall deliver to the Administrative Agent copies of filed UCC termination statements with respect to each of the unterminated UCC financing statements appearing in the UCC lien search reports for the Additional Guarantors delivered to the Administrative Agent prior to the Third Amendment Effective Date. Failure to comply with the provisions of this Section 5(b) shall be deemed an immediate Event of Default under Section 9(b) of the Credit Agreement.

6.	Release of Guarantors; Release from Borrowing Base. It is understood and agreed that the Subsidiaries of the Borrower listed on Schedule 1 hereto (the “Non-Guarantor Subsidiaries”) are released from any obligations under the Subsidiary Guaranty, and shall not constitute Subsidiary Guarantors or Property Owners for all purposes of the Loan Documents, and that any Property owned by such Non-Guarantor Subsidiaries shall be disregarded for purposes of any calculation of the Borrowing Base required hereby (the “Non-Guarantor Release”). The Lenders hereby agree that the Non-Guarantor Release shall have retroactive effect with respect to each Non-Guarantor Subsidiary and that the release effected hereby is effective as to each Non-Guarantor Subsidiary as of the date such Non-Guarantor Subsidiary was initially joined to the Subsidiary Guaranty and expressly waives any default or event of default that may have arisen in connection with such Non-Guarantor Subsidiary being deemed a Subsidiary Guarantor hereunder or under the Subsidiary Guaranty and the inclusion of any Property owned by such Non-Guarantor Subsidiary in any calculation of the Borrowing Base provided to the Agent or the Lenders hereunder prior to the date hereof.

7.	Retroactive Effect. It is understood and agreed that the amendment effected by clause h of Section 2 hereof is effective as of June 29, 2012 and that Parent’s Consolidated Tangible Net Worth as of June 30, 2012 shall the amount required pursuant to Section 8.14(g) of the Credit Agreement as amended hereby.

8.	Limited Amendment; Ratification of Loan Documents. Except as specifically amended hereby, the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, and are hereby ratified and affirmed in all respects. This Amendment shall not be deemed a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, except as expressly set forth herein.

9.	Waiver of Claims. Each Loan Party and each Additional Guarantor acknowledges and agrees that as of the date hereof, it does not have any claims, counterclaims, offsets, or defenses against the Bank directly or indirectly relating to such Person’s relationship with, and/or the Obligations under, the Loan Documents, and to the extent that such Loan Party currently has or ever had prior to the date hereof any such claims, counterclaims, offsets, or defenses against the Bank, such Loan Party affirmatively WAIVES the same and, on behalf of itself and its representatives, successors and assigns, hereby RELEASES, and forever discharges the Bank and its officers, directors, agents, servants, attorneys, and employees, and their respective representatives, successors and assigns, of, to, and from all known debts, demands, actions, suits, accounts, covenants, contracts, agreements, damages, and any and all claims, demands, or liabilities whatsoever, of every name and nature, both at law and in equity through the date hereof related to the same.

10.	Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

11.	Miscellaneous. This Amendment may be executed in any number of counterparts, which shall together constitute an entire original agreement, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof. Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Amendment. The Loan Parties and the Additional Guarantors represent and warrant that they have consulted with independent legal counsel of their selection in connection with the Amendment Documents and are not relying on any representations or warranties of the Administrative Agent or the Lenders or their counsel in entering into this Amendment

[remainder of page left intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:

AMERICAN REALTY CAPITAL OPERATING PARTNERSHIP, L.P.,
a Delaware limited partnership

By:	/s/ Jesse. C. Galloway
Name: Jesse. C. Galloway
Title: Authorized Signatory

PARENT:

AMERICAN REALTY CAPITAL TRUST, INC., a Maryland corporation

By:	/s/ Jesse. C. Galloway
Name: Jesse. C. Galloway
Title: Authorized Signatory

[Signature Page to Third Amendment]

RBS CITIZENS, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer and as a Lender

By:	/s/ Donald Woods
Name: Donald Woods
Title: Senior Vice President

[Signature Page to Third Amendment]

Goldman Sachs Bank USA,
as a Lender

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

[Signature Page to Third Amendment]

CAPITAL ONE, NATIONAL BANK,
as a Lender

By:	/s/ Patricia Visone
Name: Patricia Visone
Title: Vice President

[Signature Page to Third Amendment]

RAYMOND JAMES BANK, N.A.,
as a Lender

By:	/s/ James M. Armstrong
Name: James M. Armstrong
Title: Senior Vice President

[Signature Page to Third Amendment]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Gordon J. Clough
Name: Gordon J. Clough
Title: Vice President

[Signature Page to Third Amendment]

REGIONS BANK,
as a Lender

By:	/s/ Michael R. Mellott
Name: Michael R. Mellott
Title: Director

[Signature Page to Third Amendment]

COMERCIA BANK,
as a Lender

By:	/s/ Charles Weddell
Name: Charles Weddell
Title: Vice President

[Signature Page to Third Amendment]

The undersigned, American Realty Capital Trust, Inc., as Guarantor under that certain Parent Guaranty Agreement dated as of August 17, 2011, hereby consents to the foregoing Third Amendment to Credit Agreement and acknowledges and agrees that the Parent Guaranty Agreement executed by the undersigned dated as of August 17, 2011 (as amended, restated or supplemented as of the date hereof) remains in full force and effect.

AMERICAN REALTY CAPITAL TRUST, INC., a Maryland corporation

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

[Signature Page to Third Amendment]

Each of the undersigned, as Guarantor under that certain Subsidiary Guaranty Agreement dated as of August 17, 2011, hereby consents to the foregoing Third Amendment to Credit Agreement and acknowledges and agrees that the Subsidiary Guaranty Agreement executed by the undersigned dated as of August 17, 2011 (as amended, restated or supplemented as of the date hereof) remains in full force and effect.

ARC ARABLOH001, LLC
ARC ARABRNC001, LLC
ARC ARBYCMI001, LLC
ARC ARCBYPA001, LLC
ARC ARCTDNY001, LLC
ARC ARGIDNE001, LLC
ARC ARHDNFLO01, LLC
ARC ARKTGOH001, LLC
ARC ARMLNSC001, LLC
ARC AROCTNY001, LLC
ARC ARPBLC0001, LLC
ARC ARPCLFLO01, LLC
ARC ARPHRFLO01, LLC
ARC ARPQAOH001, LLC
ARC ARRLDMS001, LLC
ARC ARRTDNY001, LLC
ARC ARSPHFLOOLLLC
ARC ARVCTTX001, LLC
ARC AZCLBSC001, LLC
ARC BFCHSVA001, LLC
ARC BFDRDM0001, LLC
ARC BFEDMOK001, LLC
ARC BFMDBFLO01, LLC
ARC BFMWKWI001, LLC
ARC BFNRFNJ001, LLC
ARC BFOKCOK001, LLC, each a Delaware
limited liability company

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

[Signature Page to Third Amendment]

ARC BFTULOK001, LLC
ARC BFYKNOK001, LLC
ARC BJBBGSC001, LLC
ARC BJBUFGA001, LLC
ARC BJGRFNC001, LLC
ARC BJHLBNC001,LLC
ARC BJHPTNC001, LLC
ARC BJHWLGA001, LLC
ARC BJINMSC001, LLC
ARC BJLNCNC001, LLC
ARC BJNPTAL001, LLC
ARC BJPDNSC001, LLC
ARC BJRFDNC001, LLC
ARC BJTSVNC001, LLC
ARC BJWKTNC001, LLC
ARC BSPSCAR001, LLC
ARC CAOMHNE001, LLC
ARC CCALBGA001, LLC
ARC CVCHSNY001, LLC
ARC CVDRYFLO01, LLC
ARC CVRKRNC001, LLC
ARC DDBLKID001, LLC
ARC DDENTAL001, LLC
ARC DDSLVPA001, LLC
ARC DFLVPIL001, LLC
ARC DFWCHKS001, LLC
ARC DGABBLA001, LLC
ARC DGADLAL001, LLC
ARC DGALSMI001, LLC
ARC DGBKYMI001, LLC
ARC DGBMNOH001, LLC
ARC DGBMTTX001, LLC
ARC DGBNTM0001, LLC
ARC DGBSMAL001, LLC
ARC DGBSNKY001, LLC
ARC DGCATIL001, LLC
ARC DGCCPM0001, LLC, each a Delaware
limited liability company

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

[Signature Page to Third Amendment]

ARC DGCLBIL001, LLC
ARC DGCNTMI001, LLC
ARC DGCPCTX001, LLC
ARC DGCPMMI001, LLC
ARC DGCRGIL001, LLC
ARC DGCVLAL001, LLC
ARC DGDRNKY001, LLC
ARC DGDSNLA001, LLC
ARC DGDTNOH001, LLC
ARC DGELSTX001, LLC
ARC DGFLNLA001, LLC
ARC DGFYTOH001, LLC
ARC DGGDNMI001, LLC
ARC DGGNSTX001, LLC
ARC DGIWNGA001, LLC
ARC DGJSNM0001, LLC
ARC DGJSPAL001, LLC
ARC DGJSPAL002, LLC
ARC DGJSPAL003, LLC
ARC DGKGNOH001, LLC
ARC DGLFTLA001, LLC
ARC DGLRHFLO01, LLC
ARC DGLTCMI001, LLC
ARC DGLVLLA001, LLC
ARC DGMCLMI001, LLC
ARC DGMLVLA001, LLC
ARC DGMMTLA001, LLC
ARC DGMNRLA001, LLC
ARC DGMTATX001, LLC
ARC DGCDNOH001, LLC
ARC DGCLBIL001, LLC
ARC DGCNTMI001, LLC
ARC DGCPCTX001, LLC
ARC DGCPMMI001, LLC
ARC DGCRGIL001, LLC
ARC DGCVLAL001, LLC
ARC DGDRNKY001, LLC
ARC DGDSNLA001, LLC, each a Delaware
limited liability company

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

[Signature Page to Third Amendment]

ARC DGMTSIA001, LLC
ARC DGNMKMI001, LLC
ARC DGNPTOH001, LLC
ARC DGOKHOH001, LLC
ARC DGOLKAL001, LLC
ARC DGOLSLA001, LLC
ARC DGOROM0001, LLC
ARC DGPNKMI001, LLC
ARC DGPVTLA001, LLC
ARC DGQNCM0001, LLC
ARC DGRBLLA001, LLC
ARC DGSATTX001, LLC
ARC DGSBTTN001, LLC
ARC DGSHNMI001, LLC
ARC DGSLBAL001, LLC
ARC DGSMTFLO01, LLC
ARC DGSPHMI001, LLC
ARC DGSSTAL001, LLC
ARC DGSTJMI001, LLC
ARC DGSVLOH001, LLC
ARC DGTBYAL001, LLC
ARC DGTKSMI001, LLC
ARC DGUVLM0001, LLC
ARC DGWLLMI001, LLC
ARC DGWTLIA001, LLC
ARC FEBTMMD001, LLC
ARC FECNTOH001, LLC
ARC FEEGBNY001, LLC
ARC FEGRNOH001, LLC
ARC FENPXAZ001, LLC
ARC DGMTSIA001, LLC
ARC DGNMKMI001, LLC
ARC DGNPTOH001, LLC
ARC DGOKHOH001, LLC
ARC DGOLKAL001, LLC
ARC DGOLSLA001, LLC
ARC DGOROM0001, LLC
ARC DGPNKMI001, LLC
ARC DGPVTLA001, LLC, each a Delaware
limited liability company

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

[Signature Page to Third Amendment]

ARC FESAGMI001, LLC
ARC FESHRTX001, LLC
ARC FEWLBNH001, LLC
ARC GSBRICNY001, LLC
ARC GSBRNTX001, LLC
ARC GSCOSC0001, LLC
ARC GSDALTX001, LLC
ARC GSEAGTX001, LLC
ARC GSKNXTN001, LLC
ARC GSNPRFLO01, LLC
ARC GSPARTX001, LLC
ARC GSPARWV001, LLC
ARC GSREDCA001, LLC
ARC GSSCYIA001, LLC
ARC GSSVAAZ001, LLC
ARC HVHVPA0001 GP LLC
ARC HVLHNPA001 GP LLC
ARC HVLNDPA001 GP LLC
ARC HVLNDPA002 GP LLC
ARC HVLRKPA001 GP LLC
ARC HVLSDPA001 GP LLC
ARC HVPMTPA001 GP LLC
ARC HVSGHPA001 GP LLC
ARC HVSHPA0001 GP LLC
ARC HVSPKPA001 GP LLC
ARC HVSTNPA001 GP LLC
ARC HVSTNPA002 GP LLC
ARC HVSVPA0001 GP LLC
ARC HVWPTPA001 GP LLC
ARC HVWYMPA001 GP LLC
ARC FESAGMI001, LLC
ARC FESHRTX001, LLC
ARC FEWLBNH001, LLC
ARC GSBRKNY001, LLC
ARC GSBRNTX001, LLC
ARC GSCOSC0001, LLC
ARC GSDALTX001, LLC
ARC GSEAGTX001, LLC, each a Delaware
limited liability company

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

[Signature Page to Third Amendment]

ARC IHBRGLA001, LLC
ARC IHSALOR001, LLC
ARC JJAMHNY001, LLC
ARC JJPLYMA001, LLC
ARC JJWATNJ001, LLC
ARC KGADRIA001, LLC
ARC KGBLVM0001, LLC
ARC KGBLVM0002, LLC
ARC KGFGRM0001, LLC
ARC KGHLSM0001, LLC
ARC KGMNTM0001, LLC
ARC KGNLAIA001, LLC
ARC KGSPFM0001, LLC
ARC KGSPFM0002, LLC
ARC KGSPFM0003, LLC
ARC KGSPFM0004, LLC
ARC KGSPFM0005, LLC
ARC KGSPFM0006, LLC
ARC KGSPFM0007, LLC
ARC KGSPFM0008, LLC
ARC KGWYVM0001, LLC
ARC LWAUGGA001, LLC
ARC MBOKCOK001, LLC
ARC MBWESTX001, LLC
ARC NTDLVGA001, LLC
ARC NTKNSGA001, LLC
ARC NTLBNGA001, LLC
ARC ORBVAMI001, LLC
ARC ORRSVMI001, LLC, each a Delaware
limited liability company

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

[Signature Page to Third Amendment]

ARC ORSGNMI001, LLC
ARC ORWFDMI001, LLC
ARC PBLVGNV001, LLC
ARC PBNWLPA001, LLC
ARC PBSTKCA001, LLC
ARC PMOTTIL001, LLC
ARC RNAUGGA001, LLC
ARC RNDKSTN001, LLC
ARC RNKSCKS001, LLC
ARC RNMPHTN001, LLC
ARC RNNAUSC001, LLC
ARC RNNCSIN001, LLC
ARC RNSMPTN001, LLC
ARC RNSVLGA001, LLC
ARC RNVLDGA001, LLC
ARC SEBRDFLO01, LLC
ARC SEMTDFLO01, LLC
ARC TJPTLME001, LLC
ARC TPCANNY001, LLC
ARC TSFRCSC001, LLC
ARC TSKMZMI001, LLC
ARC TSMDNGA001, LLC
ARC TSPTKCT001, LLC
ARC USMNEMN001, LLC
ARC VACLDID001, LLC
ARC WGACWGA001, LLC
ARC WGANGNY001, LLC
ARC WGBKLNY001 LLC
ARC WGBKLNY002 LLC
ARC WGELKIN001, LLC, each a Delaware
limited liability company

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

[Signature Page to Third Amendment]

ARC WGESTMS001, LLC
ARC WGLSPGA001, LLC
ARC WGMRCLA001, LLC
ARC WGPTHNY001 LLC
ARC WGQNSNY001 LLC
ARC WGQNSNY002 LLC
ARC WGQNSNY003 LLC
ARC WMEBBPA001, LLC
ARC WPMRNOH001, LLC
CRE JV Mixed Five IL 1 Branch Holdings LLC,
each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

[Signature Page to Third Amendment]

ARC PA-QRS Trust, a Virginia business trust

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

[Signature Page to Third Amendment]

Acknowledged and Agreed to as of
the date first above written:

ARC FEHOUTX 001, LLC
ARC JBDESM0001, LLC
ARC JBTDAOR001, LLC
ARC JBCCRTX001, LLC
ARC JBVANWA001, LLC
ARC JBHOUTX001, LLC
ARC WGBYRMS001, LLC
ARC WGIRDNY001, LLC
ARC WGPYNNY001, LLC
ARC WRELPTX001, LLC
ARC WPIACIA001, LLC
ARC GEMSKWI001, LLC
ARC LMLUFTX001, LLC
ARC FESPKWA001, LLC
ARC VZHRMMD001, LLC
ARC RRBDFTX001, LLC
ARC ROC17MA LLC
ARC PANJOH54 LLC
ARC ROCK17MA Member LLC
ARC PANJOH54 Member LLC
ARC PA-QRS Trust Member LLC, each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

[Signature Page to Third Amendment]

Schedule 1

Non-Guarantor Subsidiaries

1.	ARC BFABQNM001, DST

2.	ARC BFRKWTX001, DST

3.	ARC BFALLTX001, DST

4.	ARC BFCRWTX001, DST

5.	ARC BFLGCTX001, DST

6.	ARC BFWTFTX001, DST

7.	ARC JJLKGNY001, LLC

Exhibit A

Incentive Listing Fee Note

Exhibit B

Subordination Agreement

EXHIBIT C

SCHEDULE 6.13

SUBSIDIARIES AND

OTHER EQUITY INVESTMENTS

AND EQUITY INTERESTS IN EACH PROPERTY OWNER

Schedule 6.13

EXHIBIT D

Form of Counterpart to Subsidiary Guaranty

COUNTERPART TO SUBSIDIARY GUARANTY AGREEMENT

In witness whereof, the undersigned Additional Guarantor has caused this Counterpart to Subsidiary Guaranty Agreement (“Counterpart”) to be executed and delivered by its officer thereunto duly authorized as of July 2, 2012. Schedule 1 sets forth a list of the each Additional Guarantor executing this Counterpart. Each Additional Guarantor acknowledges and agrees that by its execution of this Counterpart it shall become a Guarantor under and be bound by the terms of that certain Subsidiary Guaranty Agreement, dated as of August 17, 2011 (as amended, modified, supplemented, or restated from time to time), related to that certain Credit Agreement dated as of August 17, 2011 (as amended, modified, supplemented, or restated from time to time, the “Credit Agreement”), among American Realty Capital Operating Partnership, L.P., American Realty Capital Trust, Inc., the Lenders thereto, and RBS Citizens, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender. Unless otherwise defined herein, capitalized terms shall have the meanings set forth in the Credit Agreement.

ADDITIONAL GUARANTORS:

[INSERT SIGNATURE BLOCK FOR ADDITIONAL GUARANOTORS]

By:
Name:
Title:

[Counterpart to Subsidiary Guaranty Agreement]

SCHEDULE 1

ADDITIONAL GUARANTORS

1.	[Insert List]

Schedule I to
Counterpart to Guaranty

EXHIBIT E

Form of Pledge Amendment

PLEDGE AMENDMENT

This Pledge Amendment, dated July 2, 2012, is delivered pursuant to Section 5(d) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement dated as of August 17, 2011, between the undersigned and RBS Citizens, N.A., as Administrative Agent for the benefit of the Secured Parties, (the “Pledge Agreement;” capitalized terms defined therein being used herein as therein defined), and that the Equity Interests listed on Schedule I to this Pledge Amendment shall be deemed to be part of the Equity Interests pledged under the Pledge Agreement and shall become part of the Collateral and shall secure all Secured Obligations.

PLEDGOR:

AMERICAN REALTY CAPITAL OPERATING
PARTNERSHIP, L.P., a Delaware limited partnership

By:
Name:
Title:

[Pledge Amendment]

Acknowledged and Agreed as of the date first written above:

ADDITIONAL GUARANTORS:

[INSERT SIGNATURE BLOCK FOR ADDITNIOAL GUARANTORS]

By:
Name:
Title:

[Acknowledgement to Pledge Amendment]

SCHEDULE I to
PLEDGE AMENDMENT

	Pledgor	Limited Liability Company	Jurisdiction of Organization	Percent Interest
1.			Delaware	100%
2.			Delaware	100%
3.			Delaware	100%
4.			Delaware	100%
5.			Delaware	100%
6.			Delaware	100%
7.			Delaware	100%
8.			Delaware	100%
9.			Delaware	100%
10.			Delaware	100%
11.			Delaware	100%
12.			Delaware	100%
13.			Delaware	100%
14.			Delaware	100%
15.			Delaware	100%
16.			Delaware	100%
17.			Delaware	100%
18.			Delaware	100%
19.			Delaware	100%
20.			Delaware	100%
21.			Delaware	100%
22.			Delaware	100%

Schedule I to
Pledge Amendment

	Pledgor	Limited Liability Company	Jurisdiction of Organization	Percent Interest
23.			Delaware	100%
24.			Delaware	100%
25.			Delaware	100%
26.			Delaware	100%
27.			Delaware	100%
28.			Delaware	100%
29.			Delaware	100%
30.			Delaware	100%
31.			Delaware	100%
32.			Delaware	100%
33.			Delaware	100%
34.			Delaware	100%
35.			Delaware	100%
36.			Delaware	100%
37.			Delaware	100%
38.			Delaware	100%
39.			Delaware	100%
40.			Delaware	100%
41.			Delaware	100%
42.			Delaware	100%
43.			Delaware	100%
44.			Delaware	100%
45.			Delaware	100%

Schedule I to
Pledge Amendment

	Pledgor	Limited Liability Company	Jurisdiction of Organization	Percent Interest
46.			Delaware	100%
47.			Delaware	100%
48.			Delaware	100%
49.			Delaware	100%
50.			Delaware	100%
51.			Delaware	100%
52.			Delaware	100%
53.			Delaware	100%
54.			Delaware	100%
55.			Delaware	100%
56.			Delaware	100%
57.			Delaware	100%
58.			Delaware	100%
59.			Delaware	100%
60.			Delaware	100%
61.			Delaware	100%
62.			Delaware	100%
63.			Delaware	100%
64.			Delaware	100%
65.			Delaware	100%
66.			Delaware	100%
67.			Delaware	100%
68.			Delaware	100%

Schedule I to
Pledge Amendment

	Pledgor	Limited Liability Company	Jurisdiction of Organization	Percent Interest
69.			Delaware	100%
70.			Delaware	100%
71.			Delaware	100%
72.			Delaware	100%
73.			Delaware	100%
74.			Delaware	100%
75.			Delaware	100%
76.			Delaware	100%
77.			Delaware	100%
78.			Delaware	100%
79.			Delaware	100%
80.			Delaware	100%
81.			Delaware	100%
82.			Delaware	100%
83.			Delaware	100%
84.			Delaware	100%
85.			Delaware	100%
86.			Delaware	100%
87.			Delaware	100%
88.			Delaware	100%
89.			Delaware	100%
90.			Delaware	100%
91.			Delaware	100%

Schedule I to
Pledge Amendment

	Pledgor	Limited Liability Company	Jurisdiction of Organization	Percent Interest
92.			Delaware	100%
93.			Delaware	100%
94.			Delaware	100%
95.			Delaware	100%
96.			Delaware	100%
97.			Delaware	100%
98.			Delaware	100%
99.			Delaware	100%
100.			Delaware	100%

Schedule I to
Pledge Amendment